                                                                    EXHIBIT 10.4

                                 FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY APPLICABLE STATE LAW, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (B) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



No.- CZ2                                             Number of Shares: ________
Date of Issuance: _______  ___, 2000                 Subject To Adjustment in
                                                     The Manner Described
                                                     Below

                                LENDINGTREE, INC.

                                     WARRANT

         LendingTree, Inc., a Delaware corporation (the "COMPANY"), for value received, hereby certifies that [INVESTOR] and its registered assigns, the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the one year anniversary of the date of the Purchase Agreement (as defined below) until the five year anniversary of the date of the Purchase Agreement (the "EXERCISE PERIOD"), ________ fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), or any other equity securities that may be issued in addition thereto or in substitution therefor, as provided herein, at a price of $_____ per share (the "EXERCISE Price"). This warrant (the "WARRANT") is being issued pursuant to the Equity Rights Certificate, dated as of September 29, 2000 (the "CERTIFICATE") issued pursuant to the Securities Purchase Agreement, dated as of September 29, 2000 (the "PURCHASE AGREEMENT"). As used herein, the term "WARRANT STOCK" shall mean the Common Stock issuable upon exercise of this Warrant.

         1. EXERCISE.

                  (a) This Warrant may be exercised in whole or part by the Registered Holder at any time during the Exercise Period by surrendering this Warrant, with the purchase form appended hereto as Appendix-A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by cash, check or wire transfer in the amount of the Exercise Price multiplied by the number of shares of Warrant Stock for which this Warrant is being exercised (the "PURCHASE PRICE").

                  (b) The exercise of this Warrant, if any, shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in
Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the Registered Holder or Registered Holders of record of the Warrant Stock represented by such certificates.

                  (c) NET ISSUE EXERCISE.

                           (i) Notwithstanding the payment provisions set forth
above, in lieu of exercising this Warrant in the manner provided above in
Section 1(a), the Registered Holder may elect to receive shares of Warrant Stock equal to the value of this Warrant by surrender of this Warrant at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the Registered Holder a number of shares of Warrant Stock computed using the following formula:

                                    X =Y (A - B)
                                       ---------
                                          A

Where             X =      The number of shares of Warrant Stock to be issued to
                           the Registered Holder.

                  Y = The number of shares of Warrant Stock as to which the Warrant is being exercised.

                  A = The Fair Market Value (as defined below) of one share of Warrant Stock (at the date of such calculation).

                  B = The Exercise Price (as adjusted to the date of such calculation).

                           (ii) For purposes of this Section 1(c), the Fair
Market Value of the Warrant Stock shall be equal to the closing price of the Common Stock on the trading day immediately preceding the date of delivery of the notice of exercise pursuant to this Section 1(c) or, if the Common Stock is not then traded on any national securities exchange or automated quotation system, the fair market value of a share of Common Stock as agreed to by the Company and the Registered Holder (or, if such parties cannot agree, as determined by an independent third party valuation firm mutually acceptable to the parties) (it being understood that the original Warrant may be surrendered on the day subsequent to the notice of exercise if such original Warrant is provided to an overnight courier service (e.g. Federal Express) on the date of such notice).

                  (d) As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled.

         2. OTHER ADJUSTMENTS.

                  (a) STOCK DIVIDENDS, SPLITS, COMBINATIONS, RECLASSIFICATION, ETC. In the event that the Company shall, at any time from the date of the Purchase Agreement until the expiration of the Exercise Period, (i) pay a dividend or make a distribution on its Common Stock, (ii) subdivide shares of its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Registered Holder shall be entitled to purchase the aggregate number and kind of shares which, if the Warrant had been exercised at the Exercise Price in effect immediately prior to such event, the Registered Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification; and the Exercise Price shall automatically be adjusted immediately after the payment date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination or reclassification, to allow the purchase of such aggregate number and kind of shares.

                  (b) In case of any reclassification or change of the outstanding securities of the Company or of any merger, reorganization or consolidation of the Company (other than a Reorganization (as defined below), causing an adjustment in accordance with Section 3 below) or any similar corporate reorganization on or after the date of the Purchase Agreement, then and in each such case the Registered Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                  (c) When any adjustment is required to be made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

         3. REORGANIZATION. Simultaneous with the closing of a consolidation or merger in which the Company is not the surviving entity or the closing of a merger, consolidation, acquisition of all or substantially all of the assets or stock, of the Company by another entity (the "SURVIVING ENTITY") as a result of which the stockholders of the Company will own less than 50% of the voting capital stock of the surviving entity or the entity that controls such surviving entity immediately after the transaction or, in the case of a sale of assets, the Company will own after the transaction less than 50% of the assets owned by the Company prior to the transaction (collectively, a "REORGANIZATION") prior to the expiration of the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other property in respect of their shares of Warrant Stock, this Warrant shall become, if it is not already, immediately exercisable. Furthermore, the Surviving Entity will, at the closing of such Reorganization, assume the obligations of the Company hereunder and this Warrant will be exchanged for a warrant to purchase such kind and number of shares of capital stock or other securities or property of the Company or the Surviving Entity to which the Registered Holder would have been entitled if it had held the Warrant Stock issuable upon the exercise hereof immediately prior to such Reorganization, which warrant shall have the same terms and conditions hereof. The Company shall deliver to the Registered Holder notice of the Reorganization no less than thirty (30) business days before the date scheduled for closing of the Reorganization

         4. TRANSFERS. Neither this Warrant nor any securities purchased upon exercise of this Warrant may be transferred unless either (i) such transfer is registered under the Securities Act of 1933 (the "SECURITIES ACT") and any applicable state securities or blue sky laws or (ii) the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws. If the Registered Holder wishes to transfer the shares pursuant to (ii) above and in the good faith determination of the General Counsel (and/or outside counsel) of the Company, there is a reasonable basis for the belief that such transfer would require registration under the Securities Act and/or any applicable state securities or blue sky laws, the Company may require that the Registered Holder furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act and any applicable state securities or blue sky laws. Upon any transfer of all or a portion of the Warrant in compliance with this Section 4, the transferee shall be deemed a Registered Holder.

         5. LEGEND. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise hereof, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred; provided, however, that such legend shall not be required and a stop transfer restriction order shall not be placed if (i) in the opinion of counsel to the Registered Holder (reasonably satisfactory to the Company) registration of any future transfer is not required by the applicable provisions of the Securities Act, (ii) the Company shall have waived the requirements of such legends or (iii) the transfer of Warrant Stock shall be made in compliance with the requirements of Rule 144(k).

         6. REGISTERED HOLDER ITS OWNER. Except as provided in Section 4 hereto, the Company may deem and treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

         7. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 16 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment.

         8. EXPIRATION. This Warrant (and the right to purchase securities upon exercise hereof) shall be void and all rights represented thereby shall cease unless exercised during the Exercise Period. All restrictions set forth herein on the shares of capital stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

         9. NOTICES OF CERTAIN TRANSACTIONS. In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution other than as described in Section 2, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) of any redemption of the Common Stock, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         10. RESERVATION OF STOCK; TAXES. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company covenants that all Common Stock that may be issued upon the exercise of rights represented by this Warrant will, upon exercise, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue (other than taxes in respect of any transfer occurring contemporaneously with such issue.) The Company shall pay all taxes and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Common Stock issued hereunder.

         11. EXCHANGE OF WARRANT. Upon the surrender by the Registered Holder of this Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant so surrendered.

         12. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         13. MAILING OF NOTICES. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient (i) immediately when delivered personally or by facsimile, (ii) twenty (20) hours after being deposited with an overnight courier service (e.g. Federal Express) for next day delivery, or (iii) forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed as follows:

         If to the Registered Holder:

         Capital Z Partners
         54 Thompson Street
         New York, NY 10012
         Fax:  (212) 965-2301
         Attention:

         with a copy to:

         Weil, Gotshal & Manges LLP
         100 Crescent Court B Suite 1300
         Dallas, Texas 75201
         Fax:  (214) 746-7777
         Attention:  R. Jay Tabor, Esq.


         If to the Company:

         LendingTree
         11115 Rushmore Drive
         Charlotte, NC  28277
         Fax: (704) 541-1824
         Attention: CEO

         with a copy to:

         Skadden, Arps, Slate, Meagher & Flom LLP
         Four Times Square
         New York, NY 10036
         Fax: (212) 735-2000
         Attention: David Goldschmidt, Esq.

         Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days' advance written notice as aforesaid to the other parties.

         14. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company; and except as otherwise provided herein, no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock purchasable hereunder unless, until and to the extent that this Warrant shall be exercised.

         15. NO FRACTIONAL SHARES. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in accordance with Section 1(c)(ii).

         16. AMENDMENT OR WAIVER. This Warrant or any provision thereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         17. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         18. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         19. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company and inure to the benefit of the Registered Holder and its successors and assigns. 1.

                  IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                                                 LendingTree, Inc.


                                                 By:_______________________
                                                 Name:
                                                 Title:

                                                                      APPENDIX-A

                                FORM OF PURCHASE


                 [To be executed only upon exercise of Warrant]

To LendingTree, Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, [_______] shares of Warrant Stock of LendingTree, Inc. and herewith makes payment of $ therefor OR by conversion of % of the Warrant, and requests that the certificates for such shares be issued in the name of, and delivered to ___________________, whose address is set forth below.

Dated:                              __________________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                                                     ___________________________
                                                    (Street Address)

                                                     ___________________________
                                                    (City)(State)(Zip Code)